Exhibit 10.62

PLACEMENT AGENCY AGREEMENT

February 13, 2004

Casimir Capital L.P

100 Broadway, 11th Floor

New York, NY 10005

Attention:  Richard Sands, President

Ladies and Gentlemen:

MFIC Corporation, a Delaware corporation (the “Company”), hereby confirms its agreement (the “Agreement”) with Casimir Capital L.P., a Delaware corporation (the “Placement Agent”), as follows:

1.             Offering.

(a)           The Company will offer investment units to accredited investors (the “Offering”), each unit (a “Unit”) consisting of (i) one (1) share (“Share”) of common stock, par value $.01 per share, of the Company (the “Common Stock”) and (ii) one (1) three-year warrant (the “Warrant”) to purchase one-half of a share of Common Stock.  The offering price per Unit shall be equal to 85% of the average VWAP (as defined below) of the Common Stock over the twenty (20) trading days immediately prior to each closing of the sale of Units (a “Closing”).  The exercise price of the Warrants shall be equal to such offering price per Unit at each applicable Closing. The Warrants shall have full-ratchet antidilution provisions excluding shares issuable upon the conversion or exercise of options, warrants or other convertible securities outstanding as of the date hereof or options hereafter issued pursuant to the Company’s employee stock option plans or director stock option plans as presently in effect.  The total amount of gross proceeds from the sale of Units in the Private Placement shall be a minimum of $2,000,000 (the “Minimum Amount”) and a maximum of $5,000,000 (the “Maximum Amount”). The Shares, together with the Warrants shall be referred to herein as the “Securities”.  All share prices, exercise prices and conversion prices should be assumed to be proportionally adjusted to reflect stock splits, stock dividends, recapitalizations and the like.

As used herein, “VWAP” shall mean for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a principal trading market or the OTC Bulletin Board, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the primary trading market (including the OTC Bulletin Board) on which the Common Stock is then listed or quoted as reported by Bloomberg Financial L.P. (based on a trading day from 9:30 a.m. Eastern Time to 4:02 p.m. Eastern Time) using the VAP function; (b) if the Common Stock is not then listed or quoted on a principal trading market or the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (c) in all other cases, the fair market value of a share of Common Stock as determined by a nationally recognized-independent appraiser selected in good faith by the Placement Agent.

(b)           The Units will be offered on a reasonable efforts basis for a period of 60 days from the date that the Memorandum (as defined in Section 1(d)) is first sent to prospective investors (the “Commencement Date”), which period may be extended by the mutual written agreement of the Company and the Placement Agent for up to an additional 30 days (the “Offering Period”).  The date on which the Offering shall terminate shall be referred to as the “Termination Date.”

(c)           The minimum subscription for Units shall be $75,000, however, the Placement Agent and the Company may, in their discretion, accept less than the minimum subscription amount; provided, however, that the Placement Agent shall not tender to the Company and the Company shall not accept subscriptions from, or sell Units to, any persons or entities that do not qualify as (or are not reasonably believed to be) “accredited investors,” as such term is defined in Rule 501 of Regulation D promulgated under Section 4(2) of the Securities Act of 1933, as amended (the “Act”).

(d)           The Offering will be made by the Placement Agent on behalf of the Company solely pursuant to the Memorandum, which at all times will be in form and substance reasonably acceptable to the Placement Agent and its counsel and contain such legends and other information as the Placement Agent and its counsel may, from time to time, reasonably deem necessary and desirable to be set forth therein.  “Memorandum” as used in this Agreement means the Company’s Confidential Private Placement Memorandum, inclusive of all exhibits, and any and all amendments, supplements and appendices thereto and other Company-approved documents that the Placement Agent may use on the Company’s behalf to sell the Units.  Unless otherwise defined, each term used in this Agreement will have the same meaning as shall be set forth in the Memorandum.

2.       Representations and Warranties.  The Company hereby represents and warrants to the Placement Agent that each of the following shall be true in all respects as of the date hereof and, as applicable, on and as of the date of the Memorandum as if made on and as of the date hereof:

(a)           The Memorandum will be, and as of the date of the Memorandum has been, diligently prepared by the Company, at its sole cost, in conformity with all applicable laws, and will be in compliance with Regulation D as promulgated under Section 4(2) of the Act (“Regulation D”), the Act and the requirements of all other rules and regulations (the “Regulations”) of the Securities and Exchange Commission (the “SEC”) relating to offerings of the type contemplated by the Offering, and the applicable securities laws and the rules and regulations of those jurisdictions wherein the Units are to be offered and sold, excluding foreign jurisdictions.  The Units will be offered and sold pursuant to the registration exemption provided by Regulation D and Section 4(2)

and/or Section 4(6) of the Act as a transaction not involving a public offering and the requirements of any other applicable state securities laws and the respective rules and regulations thereunder in those United States jurisdictions in which the Placement Agent notifies the Company that the Units are being offered for sale.  The Memorandum will describe all material aspects, including attendant risks, of an investment in the Company.  The Company has not taken nor will it take any action that conflicts with the conditions and requirements of, or that would make unavailable with respect to the Offering, the exemption(s) from registration available pursuant to Regulation D or Section 4(2) and/or Section 4(6) of the Act and knows of no reason why any such exemption would be otherwise unavailable to it.  Neither the Company nor its affiliates has been subject to any order, judgment or decree of any court or governmental authority of competent jurisdiction temporarily, preliminarily or permanently enjoining such person for failing to comply with Section 503 of Regulation D.

(b)           The Memorandum will not, and as of the date of the Memorandum does not, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  None of the statements, documents, certificates or other items prepared or supplied by the Company with respect to the transactions contemplated hereby contains or will contain an untrue statement of a material fact or omits a material fact necessary to make the statements contained therein not misleading.  There is no fact that the Company has not disclosed to the Placement Agent and its counsel in writing and of which the Company is aware that materially and adversely affects or could materially and adversely affect the business, prospects, financial condition, operations, assets or affairs of the Company or any of its subsidiaries.

(c)           The Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware.  The Company has no subsidiaries and does not have an equity interest in any other firm, partnership, association or other entity other than Microfluidics Corporation, a Delaware corporation (the “Active Subsidiary”) and MediControl Corporation, a Delaware corporation (“MediControl”).  MediControl is inactive and does not have any outstanding liabilities or obligations, except for liabilities or obligations that could not have a material adverse effect on the Company.  The Company owns all of the outstanding capital stock of its subsidiaries.  The Company is duly qualified to transact business as a foreign corporation and is in good standing under the laws of each jurisdiction where the location of its properties or the conduct of its business makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the Company or its business.  As of the date of the First Closing, the Active Subsidiary will be duly qualified to transact business as a foreign corporation and will be in good standing under the laws of each jurisdiction where the location of its properties or the conduct of its business makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the Active Subsidiary or its business.

(d)           The Company and its Active Subsidiary have all requisite power and authority (corporate and other) to conduct its business as presently conducted and as proposed to be conducted (described in the Memorandum).  The Company has all requisite power and authority (corporate and other) to enter into and perform its obligations under this Agreement and the other agreements contemplated hereby, the Securities and by the Memorandum (collectively, the “Transaction Documents”) and to issue, sell and deliver the Units and the shares of Common Stock issuable upon exercise of the Warrants (the “Conversion Shares”).  The execution and delivery of each of the Transaction Documents has been duly authorized by all necessary corporate action.  This Agreement has been duly executed and delivered and constitutes, and each of the other Transaction Documents, upon due execution and delivery, will constitute, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

(e)           None of the execution and delivery of, or performance by the Company under, any of the Transaction Documents or the consummation of the transactions herein or therein contemplated conflicts with or violates, or will result in the creation or imposition of, any lien, charge or other encumbrance upon any of the assets of the Company or its Active Subsidiary under any agreement or other instrument to which the Company or its Active Subsidiary is a party or by which the Company, its Active Subsidiary or their respective assets may be bound, any term of the charter or by-laws of the Company or its Active Subsidiary, or any license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company, its Active Subsidiary or any of their respective assets.

(f)            The Company will have the authorized and outstanding capital stock set forth under the heading “Capitalization” in the Memorandum.  Except as set forth in the Memorandum, all outstanding shares of capital stock of the Company and its Active Subsidiary are duly authorized, validly issued and outstanding, fully paid and nonassessable.  Except as set forth in the Memorandum: (i) there are no outstanding options, stock subscription agreements, warrants or other rights permitting or requiring the Company or others to purchase or acquire any shares of capital stock, or other equity securities of the Company or its Active Subsidiary, or to pay any dividend or make any other distribution in respect thereof; (ii) there are no securities issued or outstanding that are convertible into or exchangeable for any of the foregoing and there are no contracts, commitments or understandings, whether or not in writing, to issue or grant any such option, warrant, right or convertible or exchangeable security; (iii) no shares of stock or other securities of the Company or its Active Subsidiary are reserved for issuance for any purpose; (iv) there are no voting trusts or other contracts, commitments, understandings, arrangements or restrictions of any kind with respect to the ownership, voting or transfer of shares of stock or other securities of the Company, including without limitation, any preemptive rights, rights of first refusal, proxies or similar rights; and (v) no person holds a right to require the Company or its Active Subsidiary to register any securities of the Company under the Act or to participate in any such registration.  The issued and outstanding shares of capital stock of the Company conform to all statements in relation thereto contained in the Memorandum and the Memorandum describes all material terms and conditions thereof.  All issuances by the Company and its Active Subsidiary of their respective securities were at the time of their issuance either (i) exempt from registration under the Act and any applicable state securities laws or (ii) appropriately registered.

(g)           The Shares, the Warrants, the Conversion Shares and the Agent’s Warrants (as defined in Section 3(e) hereof) have been duly authorized and, when issued and delivered against payment therefor as provided in the Transaction Documents, will be validly issued, fully paid and nonassessable and will be free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Company other than as provided in the Transaction Documents.  No holder of any of the Securities, the Conversion Shares or the Agent’s Securities (as defined in Section 3(e) hereof) will be subject to personal liability solely by reason of being such a holder and, except as set forth in the Memorandum, none of the Securities, the Conversion Shares or the Agent’s Securities is subject to preemptive or similar rights of any securityholder of the Company, nor will the issuance of such securities trigger an adjustment under the antidilution or exercise rights of any holders of any outstanding shares of capital stock, options, warrants or other rights to acquire any securities of the Company.  A sufficient number of authorized but unissued shares of Common Stock has been reserved for issuance upon exercise of the Warrants and the exercise of the Agent’s Warrants.

(h)           No consent, authorization or filing of or with any court or governmental authority is required in connection with the issuance of the Securities, the Conversion Shares or the Agent’s Securities (as defined in Section 3(e) hereof) or the consummation of the transactions contemplated herein or in the other Transaction Documents, except for required filings with the SEC, if any, and applicable “blue sky” or state securities commissions relating specifically to the Offering (all of which will be duly made on a timely basis).

(i)            Except as set forth in the Memorandum, the financial statements, together with the related notes thereto, of the Company included or incorporated by reference in the Memorandum are true and complete and present fairly, in all material respects, the financial position of the Company and its Active Subsidiary as of the respective dates specified and the results of its operations and changes in financial position for the respective periods covered thereby.  Such financial statements and related notes were prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods indicated and except that the unaudited financial statements omit full notes, and except for normal year-end adjustments.  Except as set forth in such financial statements or in the Memorandum, the Company and its Active Subsidiary have no material liabilities of any kind, whether accrued, absolute, contingent or otherwise or entered into any material transactions or commitments.  The other financial and statistical information with respect to the Company and its Active Subsidiary included in the Memorandum present fairly the information shown therein on a basis consistent with the financial statements of the Company and its Active Subsidiary included in the Memorandum.  The Company does not know of any facts, circumstances or conditions (or any state of facts, circumstances or conditions which management of the Company has concluded could give rise thereto) that could materially adversely affect its business, operations, earnings or prospects that have not been fully disclosed in the Memorandum.

(j)            The conduct of business by the Company and its Active Subsidiary as presently and proposed to be conducted is not subject to continuing oversight, supervision, regulation or examination by any governmental official or body of the United States or any other jurisdiction wherein the Company or its Active Subsidiary conducts or proposes to conduct such business, except as described in the Memorandum or except such regulation as is applicable to commercial enterprises generally.  Except as set forth in the Memorandum, all material licenses, permits, approvals, government authorizations, leases, contracts and agreements referred to in the Memorandum, along with all other material licenses, permits, approvals, leases, governmental authorizations or contracts to which the Company or its Active Subsidiary is a party, have been obtained and are valid and in full force and effect and neither the Company, its Active Subsidiary nor, to the knowledge of the Company, any other party is in default thereunder, and to the knowledge of the Company, no event has occurred which with the passage of time or the giving of notice, or both, would constitute a default thereunder except for a default which would not have a material adverse effect on the Company.  Except as described in the Memorandum, all material licenses, permits, approvals or governmental authorizations necessary to permit the Company and its Active Subsidiary to conduct their business have been obtained and are outstanding and will be outstanding on each Closing Date, and the Company and its Active Subsidiary, as applicable, are in all material respects complying therewith.  Future legislation or administrative action, which cannot be accurately predicted, may result in adverse government regulation.  For example, H.R. 3162 enacted on October 21, 2001 (the “Patriot Act”) and other governmental regulation may impose export restrictions on sale of equipment or transfer of technology to certain countries or groups.  There can be no assurance that sales of the Company’s equipment will not be impacted by such legislation or designation. Depending upon which countries and sales may be designated for trade restriction such action could have a material adverse effect on the Company’s business, financial condition, or results of operations.  Also, certain agreements that may be entered into by the Company involving exclusive license rights may also be subject to national or supranational antitrust regulatory control, the effect of which cannot be predicted.  There are no proceedings pending, or to the knowledge of the Company threatened, seeking to cancel, terminate or limit such licenses, approvals or permits.

(k)           Except as disclosed in the Memorandum, no default by the Company or, to the best knowledge of the Company, any other party exists in the due performance under any material agreement to which the Company or its Active Subsidiary is a party or to which any of its assets is subject (collectively, the “Company Agreements”).  The Company Agreements disclosed in the Memorandum are the only material agreements to which the Company or its Active Subsidiary are bound or by which their assets are subject, are accurately and fairly described in the Memorandum and are in full force and effect in accordance with their respective terms.

(l)            Except as set forth in the Memorandum, there are no actions, proceedings, claims or investigations, before or by any court or governmental authority (or any state of facts which management of the Company has concluded could give rise thereto) pending or, to the best knowledge of the Company, threatened, against the Company or its Active Subsidiary, or involving their assets or, to the knowledge of the Company, involving any of their officers or directors which, if determined adversely to the Company, its Active Subsidiary or such officer or director, could result in any material adverse change in the condition (financial or otherwise) or prospects of the Company or adversely affect the transactions contemplated by this Agreement or the other Transaction Documents or the enforceability thereof.

(m)          Neither the Company nor its Active Subsidiary are in violation of: (i) their charter or by-laws; (ii) any indenture, mortgage, deed of trust, note or other agreement or instrument to which the Company or its Active Subsidiary is a party or by which it is or may be bound or to which any of their respective assets may be subject; (iii) any statute, rule or regulation currently applicable to the Company or its Active Subsidiary; or (iv) any judgment, decree or order applicable to the Company or its Active Subsidiary, which violation or violations individually, or in the aggregate, would result in any material adverse change in the condition (financial or otherwise) or prospects of the Company.

(n)           Except as set forth in the Memorandum, neither the Company nor its Active Subsidiary own any real property in fee simple, and the Company and its Active Subsidiary has good and marketable title to all property (personal, tangible and intangible) owned by it, free and clear of all security interests, liens and encumbrances.

(o)           The Company or its Active Subsidiary owns all right, title and interest in, or possesses adequate and enforceable rights to use, all patents, patent applications, trademarks, trade names, service marks, copyrights, rights, licenses, franchises, trade secrets, confidential information, processes, formulations, software and source and object codes reasonably necessary for the conduct of its business, except as otherwise described in the Memorandum (collectively, the “Intangibles”).  To the best knowledge of the Company, neither the Company not its Active Subsidiary has infringed upon the rights of others with respect to the Intangibles, nor does the Company have any reason to believe it or its Active Subsidiary has infringed upon the rights of others with respect to the Intangibles; neither the Company not its Active Subsidiary has received notice that they have or may have infringed or are infringing upon the rights of others with respect to the Intangibles, or any notice of conflict with the asserted rights of others with respect to the Intangibles that could, individually or in the aggregate, materially and adversely affect the business, condition (financial or otherwise) or prospects of the Company and its Active Subsidiary, taken as a whole.  Except as set forth in the Memorandum, to the best knowledge of the Company, no others have infringed or are infringing upon the Intangibles.

(p)           Except as set forth in the Memorandum and as may otherwise be contemplated therein, the Company and its Active Subsidiary have operated their business diligently and only in the ordinary course as theretofore conducted and since the date of the financial statements disclosed in the Memorandum there has been no: (i) material adverse change in the business condition (financial or otherwise) or prospects of the Company and its Active Subsidiary; (ii) transaction otherwise than in the ordinary course of business; (iii) issuance of any securities (debt or equity) or any rights to acquire any such securities; (iv) damage, loss or destruction, whether or not covered by insurance, with respect to any asset or property of the Company or its Active Subsidiary; or (v) agreement to permit any of the foregoing.

(q)           The Company and its Active Subsidiary have filed, on a timely basis, each Federal, state, local and foreign tax return which is required to be filed by it, or has requested an extension therefor and has paid all taxes and all related assessments, penalties and interest to the extent that the same have become due.

(r)            The Company is not obligated to pay, and has not obligated the Placement Agent to pay, a finder’s or origination fee in connection with the Offering and agrees to indemnify the Placement Agent from any such claim made by any other person.  The Company has not offered for sale or solicited offers to purchase the Units except for negotiations with the Placement Agent.  Except as set forth in the Memorandum, as of the commencement of the Offering, no other person has any right to participate in any offer, sale or distribution of the Company’s securities to which the Placement Agent’s rights, described herein, shall apply.

(s)           The Company and its Active Subsidiary have and will maintain appropriate casualty and liability insurance coverage, in scope and amounts reasonable and customary for similar businesses.

(t)            As of their respective filing dates, the Company’s filings with the SEC were true and correct in all material respects.

3.             Placement Agent Appointment and Compensation.

(a)           In accordance with the terms hereof, the Company hereby appoints the Placement Agent and its selected dealers, as its exclusive agent in connection with the Offering.  The Company acknowledges that the Placement Agent may use selected dealers and sub agents to fulfill its agency hereunder provided that such dealers and sub agents are provided that such dealers and sub-agents are in good standing with the National Association of Securities Dealers, Inc. (the “NASD”) and are compensated solely by the Placement Agent.  Except as expressly stated herein, the Company has not and will not make, or permit to be made, any offers or sales of the Units other than through the Placement Agent without the Placement Agent’s prior written consent.  The Placement Agent has no obligation to purchase any of the Units.  The agency of the Placement Agent hereunder shall continue until the earlier of the Termination Date or the Final Closing (as defined in Section 4(c) hereof).

(b)           The Company will cause to be delivered to the Placement Agent copies of the Memorandum and has consented, and hereby consents, to the use of such copies for the purposes permitted by the Act and applicable securities laws, and hereby authorizes the Placement Agent and its agents, employees and selected dealers to use the Memorandum in connection with the sale of the Units until the Termination Date, and no other person or entity is or will be authorized to give any information or make any representations other than those contained in the Memorandum or to use any offering materials other than those contained in the Memorandum in connection with the sale of the Units.  The Company will provide at its own expense such quantities of the Memorandum and other documents and instruments relating to the Offering as the Placement Agent may reasonably request.

(c)           The Company will cooperate with the Placement Agent by making available to its representatives such information as may be requested in making a reasonable investigation of the Company and its affairs and shall provide reasonable access to senior executive employees as shall be reasonably requested.

(d)           The Company shall pay to the Placement Agent a placement fee equal to eight percent (8%) of the aggregate gross purchase price of all Units paid for at each Closing (the “Placement Agent’s Fee”).  In addition, the Company shall pay all expenses set forth in Section 5(i) hereof.  The Placement Agent’s Fee and the expenses set forth in Section 5(i) hereof will be deducted from the gross proceeds of the Units sold at each Closing, as set forth in Section 4 hereof.  The Placement Agent shall direct all such amounts to be paid directly from the escrow account established pursuant to Section 4(b) hereof.

(e)           As additional compensation hereunder, at each Closing, the Company shall sell to the Placement Agent or its designees, for nominal consideration, warrants to purchase the number of shares of Common Stock equal to ten percent (10%) of the Shares and Conversion Shares underlying the Warrants purchased at each Closing (the “Agent’s Warrants”), at an exercise price per share equal to 105% of the exercise price per share of the Warrants issued at the applicable Closing.  The shares of Common Stock underlying the Agent’s Warrants shall be referred to collectively herein as the “Agent’s Shares” and, together with the Agent’s Warrants, as the “Agent’s Securities”.  The Agent’s Warrants shall be exercisable until five years after their date of issuance.  The holders of the Agent’s Securities shall have registration rights equivalent to those granted to the holders of Units.  Prior to the First Closing, the Company and Placement Agent shall agree to the form of Agent’s Warrant, which shall contain such terms and other customary provisions including cashless exercise and full ratchet anti-dilution provisions (excluding shares issuable upon conversion or exercise of options, warrants, or other convertible securities outstanding as of the date hereof or options hereafter issued pursuant to the Company’s employee stock option plans or director stock option plans presently in effect) in form and substance reasonably satisfactory to the Placement Agent and the Company.

(f)            Provided that the Placement Agent has identified the investors or parties that it contacted in connection with the Offering, in the event any investor or party contacted by the Placement Agent in connection with the Offering subsequently invests in or provides other consideration to the Company at any time within eighteen (18) months from the later of the Termination Date or the final Closing of the Offering (the “Final Closing”), the Company shall pay to the Placement Agent cash and warrant compensation with respect to such investment or consideration equal to that which is set forth herein with respect to the Offering, except where the Company can demonstrate to the Placement Agent’s reasonable satisfaction that payment of such compensation would violate the rules of the NASD or any state or federal authority. Within five says following the execution hereof, the Company shall provide a list of parties (the “Company Investors”) with whom it has already discussed an equity or debt investment in the Company and whose investment shall not result in any fee or compensation payable to the Placement Agent pursuant to this Section 3(f), unless mutually agreed upon in advance between the Company and the Placement Agent.  Notwithstanding the foregoing sentence, the Placement Agent shall be entitled to its fees, expenses and compensation with respect to Company Investors that participate in the Offering.

(g)           The Company shall pay to the Placement Agent cash and warrant compensation equal to that which is set forth herein with respect to the following: (i) proceeds from investments through private offerings by the Company made within 18 months after the Final Closing of the Offering by investors who participated in the Offering; and (ii) proceeds from investments through private offerings by the Company made within 12 months after the Final Closing of the Offering by investors who subscribed to and sought to participate in the Offering but were rejected by the Company, except where the Company can demonstrate to the Placement Agent’s reasonable satisfaction that payment of such compensation would violate the rules of the NASD or any state or federal authority.

4.             Subscription and Closing Procedures.

(a)           Each prospective purchaser will be required to complete and execute one original signature page for the Subscription Agreement in the form annexed to the Memorandum and the accredited investor certification attached thereto, which will be forwarded or delivered to the Placement Agent at the Placement Agent’s offices at the address set forth in Section 11 hereof, together with the subscriber’s check or good funds in the full amount of the purchase price per Unit for the number of Units desired to be purchased.

(b)           All funds for subscriptions received from the Offering will be promptly forwarded by the Placement Agent or the Company, if received by it, to and deposited in an escrow account (the “Escrow Account”) with Signature Bank acting as escrow agent (the “Escrow Agent”) established for the purpose of holding subscription funds prior to a Closing. All such funds for subscriptions will be held in the Escrow Account pursuant to the terms of the escrow agreement with respect thereto among the Company, the Placement Agent and the Escrow Agent.  The Company will pay all fees related to the establishment and maintenance of the Escrow Account.  The Placement Agent or the Company can reject any subscriptions for any reason.  Subject to the receipt of such subscriptions for the Minimum Amount, the Company will either accept or reject the Subscription Agreements in a timely fashion and at each Closing will countersign the Subscription Agreements and provide copies of such agreements to the Placement Agent.  The Company will give written notice to the Placement Agent of its acceptance or rejection of each subscription.  The Company, or the Placement Agent on the Company’s behalf, will promptly return to subscribers incomplete, improperly completed, improperly executed and rejected subscriptions and give written notice thereof to the Placement Agent upon such return.

(c)           If subscriptions for at least the Minimum Amount have been accepted prior to the Termination Date, the funds therefor have been collected by the Escrow Agent and all of the conditions set forth elsewhere in this Agreement are fulfilled, a closing shall be held promptly with respect to that portion of the Units sold (the “First Closing”).  Thereafter, the remaining Units will continue to be offered and sold until the Termination Date.  Additional Closings may from time to time be conducted at times mutually agreeable with respect to the additional Units sold, with the Final Closing to occur within ten (10) days after the earlier of the Termination Date or the sale of all Units offered.  Delivery of payment for the accepted subscriptions from the funds held in the Escrow Account will be made at each Closing at the Placement Agent’s offices against delivery by the Company of the Securities comprising the Units at the address set forth in Section 11 hereof (or at such other place as may be mutually agreed upon between the Company and the Placement Agent), net of amounts due to the Placement Agent and Blue Sky counsel pursuant to Section 5(i)

hereof as of such Closing.  Executed Securities and the Agent’s Warrants will be in such authorized denominations and issued in such names as the Placement Agent may request on or before the second full business day prior to the date of each Closing (“Closing Date”), and will be made available to the Placement Agent for review and packaging at the Placement Agent’s office at least one full business day prior thereto.

(d)           If Subscription Agreements for the Minimum Amount have not been received and accepted by the Company on or before the Termination Date for any reason, the Offering will be terminated, no Units will be sold, and the Escrow Agent will, at the request of the Placement Agent, cause all monies received from subscribers for the Units to be promptly returned to such subscribers without interest, penalty, expense or deduction.

5.             Further Covenants.  The Company hereby covenants and agrees that:

(a)           Except with the prior written consent of the Placement Agent, the Company shall not, at any time prior to the Final Closing, take any action that would cause any of the representations and warranties made by it in this Agreement not to be complete and correct on and as of each Closing Date with the same force and effect as if such representations and warranties had been made on and as of each such date.

(b)           If, at any time prior to the Final Closing, any event shall occur that does or may reasonably be expected to materially affect the Company or as a result of which it might become necessary to amend or supplement the Memorandum so that the representations and warranties herein and therein remain true, or in case it shall, in the reasonable opinion of counsel to the Placement Agent, be necessary to amend or supplement the Memorandum to comply with Regulation D or any other applicable securities laws or regulations, the Company will promptly notify the Placement Agent and shall, at its sole cost, prepare and furnish to the Placement Agent copies of appropriate amendments and/or supplements in such quantities as the Placement Agent may request.  The Company will not at any time, whether before or after the Final Closing, prepare or use any amendment or supplement to the Memorandum of which the Placement Agent will not previously have been advised and furnished with a copy, or to which the Placement Agent or its counsel will have objected in writing or orally (confirmed in writing within 24 hours), or which is not in compliance with the Act, the Regulations and other applicable securities laws.  As soon as the Company is advised thereof, the Company will advise the Placement Agent and its counsel, and confirm the advice in writing, of any order preventing or suspending the use of the Memorandum, or the suspension of the qualification or registration of the Units for offering or the suspension of any exemption for such qualification or registration of the Units for offering in any jurisdiction, or of the institution or threatened institution of any proceedings for any of such purposes, and the Company will use its best efforts to prevent the issuance of any such order, judgment or decree, and, if issued, to obtain as soon as reasonably possible the lifting thereof.

(c)           The Company shall comply with the Act, the Regulations, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the rules and regulations thereunder, all applicable state securities laws and the rules and regulations thereunder in the states in which the Placement

Agent’s Blue Sky counsel has advised the Placement Agent that the Units are qualified or registered for sale or exempt from such qualification or registration, so as to permit the continuance of the sales of the Units, and will file with the SEC, and shall promptly thereafter forward to the Placement Agent, any and all reports on Form D as are required.

(d)           The Company shall use its reasonable best efforts to qualify the Units for sale (or seek exemption therefrom) under the securities laws of such jurisdictions in the United States as the Placement Agent shall designate, and the Company will (through Blue Sky counsel) make such applications and furnish information as may be required for such purposes.  The Company will, from time to time, prepare and file such statements and reports as are or may be required to continue such qualifications in effect for so long a period as the Placement Agent may reasonably request.

(e)           The Company shall place a legend on the certificates representing the Securities issued to subscribers stating that the securities evidenced thereby have not been registered under the Act or applicable state securities laws, setting forth or referring to the applicable restrictions on transferability and sale of such securities under the Act and applicable state laws.

(f)            The Company shall apply the net proceeds from the sale of the Units to fund its working capital requirements and/or for such other purposes as shall be specifically described under “Use of Proceeds” in the Memorandum.  The net proceeds shall not be used to repay indebtedness to or pay bonuses or other extraordinary or deferred compensation to current executive officers or principal shareholders of the Company, or to repurchase or redeem any securities, except that it is hereby understood and agreed that up to $75,000 of subordinated debt may be paid from the net proceeds of the Offering to two individuals who are principal shareholders but who are not directors, officers or employees of the Company.

(g)           During the Offering Period, the Company shall make available for review by prospective purchasers of the Units during normal business hours at the Company’s offices, upon their request, copies of the Company Agreements to the extent that such disclosure shall not violate any obligation on the part of the Company to maintain the confidentiality thereof and shall afford each prospective purchaser of Units the opportunity to ask questions of and receive answers from an officer of the Company concerning the terms and conditions of the Offering and the opportunity to obtain such other additional information necessary to verify the accuracy of the Memorandum to the extent it possesses such information or can acquire it without unreasonable expense.

(h)           Except with the prior written consent of the Placement Agent or as set forth in the Memorandum with respect to the issuance of Units, the Company shall not, at any time prior to the earlier of the Final Closing or the Termination Date, engage in or commit to engage in any transaction outside the ordinary course of business, including, without limitation, the incurrence of material indebtedness (except for the substitution of a senior lender and loan facility under terms no less favorable than existing terms with the Company’s current lender upon the satisfaction of all liabilities and obligations owed to such current lender); materially change its business or operations as shall be described in the Memorandum; dispose of any material assets or make any material acquisition; or issue, agree to issue or set aside for issuance any securities (debt or equity) or any right to acquire such securities, except as shall be contemplated by the Memorandum.

(i)            Whether or not the transactions contemplated hereby are consummated, or this Agreement is terminated, the Company hereby agrees to pay all fees, costs and expenses incident hereto and to the Offering, including, without limitation, those in connection with (i) preparing, distributing and binding the Memorandum and any and all amendments and/or supplements thereto, fees for bound volumes and any and all agreements, contracts and other documents related hereto and thereto; (ii) the authorization, issuance, transfer and delivery of the Shares, the Warrants, Conversion Shares, the Agent’s Shares and the Agent’s Warrants, including, without limitation, fees and expenses of any transfer agent or registrar; (iii) the fees and expenses of the Escrow Agent (subject to Section 4(b) hereof); (iv) all fees and expenses of legal, accounting and other advisers to the Company; (v) all filing fees, costs and legal fees and expenses for Blue Sky services and related filings with respect to Blue Sky exemptions and qualifications, including legal fees of $3,000 for the first ten states and $450 per state thereafter, $3,000 of which shall be paid to the Placement Agent’s counsel upon execution of this Agreement for legal fees in connection with obtaining Blue Sky exemptions, up to a maximum of $10,000 (the “Blue Sky Fees”) (notwithstanding the foregoing $10,000 cap on Blue Sky Fees, the Placement Agent shall in no way be responsible for any such filing fees, costs and legal fees and expenses for Blue Sky services and related filings with respect to Blue Sky exemptions and qualifications); and (vi) subject to Section 9 hereof, a nonaccountable expense allowance (“Placement Agent Expenses”) relating to expenses incurred by the Placement Agent in connection with the Offering (including, without limitation, travel and related expenses and fees and expenses of legal, accounting and other advisers to the Placement Agent) equal to 3% of aggregate gross purchase price of the Units sold, to be deducted from the gross proceeds from the sale of Units at each Closing, less a good faith advance of $20,000 to cover up front expenses to be incurred by the Placement Agent which has been paid by the Company, receipt of which is hereby acknowledged by the Placement Agent.

(j)            Until the Termination Date, neither the Company nor any person or entity acting on its behalf will negotiate or enter into any agreement with any other placement agent or underwriter with respect to a private or public offering of the Company’s or any subsidiary’s debt or equity securities.  Neither the Company nor anyone acting on its behalf will, until the Termination Date, without the prior written consent of the Placement Agent, offer for sale to, or solicit offers to subscribe for Units or other securities of the Company from, or otherwise approach or negotiate in respect thereof with, any other person.

(k)           At each Closing Date, (i) the independent auditors for the Company shall have provided a “comfort letter” concerning the Company’s financial statements in the form customarily provided by Brown & Brown, LLP in connection with securities offerings by its audit clients and (ii) the chief executive officer and chief financial officer of the Company shall have provided representations and warranties relating to the Company’s most recent quarterly and year-to-date unaudited financial statements and internal financial controls, similar to those to be included in the Company’s 2002 annual report on Form 10-KSB under the 1934 Act, and as required by the Sarbanes-Oxley Act of 2002.

(l)            The Company shall use its best efforts to file a Registration Statement on Form SB-2 or another appropriate registration document under the Securities Act of 1933, as amended, for resale of the shares of Common Stock included in the Units, and the Common Stock underlying the Warrants and the Placement Agent Warrants, as soon as possible following the Final Closing, and in any event, not later than 30 days following the Final Closing.  The Company shall use its best efforts to cause the effectiveness of such Registration Statement on or before ninety (90) days after the Final Closing.  If the Registration Statement has not been filed within the said 30-day period or does not become effective on or before 90 days after the Final Closing (120 days in the event of a “full review” by the SEC), the Company shall pay to each investor an amount in cash, as liquidated damages and not as a penalty, equal to 1.0% per month of the subscription amount paid by such investor for the Units until the filing or effectiveness of the Registration Statement, as applicable. If the Company fails to pay any liquidated damages pursuant to this Section in full within seven days after the date payable, the Company will pay interest thereon at a rate of 15% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to each investor, accruing daily from the date such liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The liquidated damages pursuant to the terms hereof shall apply on a pro-rata basis for any portion of a month prior to the filing or effectiveness of the Registration Statement, as applicable.

6.             Conditions of Placement Agent’s Obligations.  The obligations of the Placement Agent hereunder are subject to the fulfillment, at or before each Closing, of the following additional conditions:

(a)           Each of the representations and warranties of the Company shall be true and correct when made on the date hereof and on and as of each Closing Date as though made on and as of each Closing Date.

(b)           The Company shall have performed and complied with all agreements, covenants and conditions required to be performed and complied with by it under the Transaction Documents at or before each Closing.

(c)           No order suspending the use of the Memorandum or enjoining the offering or sale of the Units shall have been issued, and no proceedings for that purpose or a similar purpose shall have been initiated or pending, or, to the best of the Company’s knowledge, are contemplated or threatened.

(d)           As of the date of the Memorandum, the Company will have an authorized and outstanding capitalization as described in the Memorandum.  Prior to the Final Closing, no additional securities will be issued by the Company, including but not limited to shares, options, stock subscription agreements or warrants to purchase shares of the Company or any other obligation to issue shares or other securities of the Company, without the prior written consent of the Placement Agent.  Notwithstanding the preceding sentence, the Company may issue (i) compensatory option grants to employees and consultants in the ordinary course of business pursuant to option plans presently in effect, (ii) shares of its Common Stock upon exercise of outstanding options or warrants or conversion of outstanding convertible securities and (iii) securities included in the Units sold in the Offering and the Agent’s Warrants.

(e)           The Placement Agent shall have received certificates of the chief financial officer of the Company, dated as of each Closing Date, certifying on behalf of the Company, in such detail as Placement Agent may reasonably request, as to the fulfillment of the conditions set forth in subparagraphs (a), (b), (c) and (d) above.

(f)            The Company shall have delivered to the Placement Agent (i) a currently dated good standing certificate from the Secretary of State of Delaware and each jurisdiction in which the Company is qualified to do business as a foreign corporation, and (ii) certified resolutions of the Company’s Board of Directors approving this Agreement and the other Transaction Documents, and the transactions and agreements contemplated by this Agreement and the other Transaction Documents.

(g)           On or prior to the date hereof and at each Closing, the chief executive officer and chief financial officer of the Company shall have provided a certificate to the Placement Agent confirming on behalf of the Company that there have been no undisclosed material and adverse changes in the business condition (financial or otherwise) or prospects of the Company from the date of the latest financial statements included in the Memorandum, the absence of undisclosed liabilities and such other matters relating to the financial condition and prospects of the Company that the Placement Agent may reasonably request.

(h)           At each Closing, the Company shall (i) pay to the Placement Agent the Placement Agent’s Fee in respect of all Units sold at such Closing, (ii) pay all fees, costs and expenses set forth in Section 5(i) hereof, and (iii) execute and deliver to the Placement Agent the Agent’s Warrants in an amount proportional to the Units sold at such Closing.

(i)            There shall have been delivered to the Placement Agent a signed opinion of counsel to the Company Gadsby Hannah, LLP (“Company Counsel”), subject to usual and customary limitations, assumptions and caveats (including without limitation, exclusion of any opinion regarding the securities or “blue sky” laws of any of the several states, a public policy exclusion as to enforceability, and reliance as to factual matters on certifications of the Company’s executive officers and as to legal matters with respect to opinion (xi) set forth in Exhibit A, in part on the certifications of the Company’s general counsel) dated as of each Closing Date, in substantially the form attached hereto as Exhibit A.

(j)            All actions taken at or prior to each Closing and related documentation in connection with the authorization, issuance and sale of the Units and the Agent’s Warrants will be reasonably satisfactory in form and substance to the Placement Agent and its counsel, and such counsel shall have been furnished with all such documents, certificates and opinions as they may reasonably request upon reasonable prior notice in connection with the transactions contemplated hereby.

(k)           The Placement Agent shall be satisfied with the results of its due diligence investigation of the Company.

7.             Indemnification.

(a)           The Company will (i) indemnify and hold harmless the Placement Agent, its selected dealers and their respective officers, directors, employees and each person, if any, who controls the Placement Agent within the meaning of the Act and such selected dealers (each an “Indemnitee”) against, and pay or reimburse each Indemnitee for, any and all losses, claims, damages, liabilities or expenses whatsoever (or actions or proceedings or investigations in respect thereof), joint or several (which will, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys’ fees, including appeals), to which any Indemnitee may become subject, under the Act or otherwise, in connection with the offer and sale of the Units, whether such losses, claims, damages, liabilities or expenses shall result from any claim of any Indemnitee or any third party; and (ii) reimburse each Indemnitee for any legal or other expenses reasonably incurred in connection with investigating or defending against any such loss, claim, action, proceeding or investigation; provided, however, that the Company will not be liable in any such case to the extent that any such claim, damage or liability results directly and primarily from (A) an untrue statement or alleged untrue statement of a material fact made in the Memorandum, or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in reliance upon and in conformity with written information furnished to the Company by the Placement Agent or any such controlling persons specifically for use in the preparation thereof, or (B) any violations by the Placement Agent of the Act or state securities laws which does not result from a violation thereof or a breach hereafter by the Company or any of its affiliates.  In addition to the foregoing agreement to indemnify and reimburse, the Company will indemnify and hold harmless each Indemnitee against any and all losses, claims, damages, liabilities or expenses whatsoever (or actions or proceedings or investigations in respect thereof), joint or several (which shall for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all reasonable attorneys’ fees, including appeals) to which any Indemnitee may become subject insofar as such costs, expenses, losses, claims, damages or liabilities arise out of or are based upon the claim of any person or entity that he or it is entitled to broker’s or finder’s fees from any Indemnitee in connection with the Offering.

(b)           The Placement Agent will indemnify and hold harmless the Company, its officers, directors, employees and each person, if any, who controls the Company within the meaning of the Act against, and pay or reimburse any such person for, any and all losses, claims, damages or liabilities or expenses whatsoever (or actions, proceedings or investigations in respect thereof) to which the Company or any such person may become subject under the Act or otherwise, whether such losses, claims, damages, liabilities or expenses (or actions, proceedings or investigations in respect thereof) shall result from any claim of the Company, any of its officers, directors, employees, agents, any person who controls the Company within the meaning of the Act or any third party, insofar as such losses, claims, damages or liabilities are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Memorandum but only with reference to information contained in the Memorandum relating to the Placement Agent, or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if made or omitted in reliance upon and in conformity with written information furnished to the Company by the Placement Agent or any such controlling persons, specifically for use in the preparation thereof or (ii) acts or omissions by selected dealers or sub-agents of the Placement Agent.  The Placement Agent will reimburse the Company or any such person for any legal or other expenses reasonably incurred in connection with investigating or defending against any such loss, claim, damage, liability or action, proceeding or investigation to which such indemnity obligation applies.  Notwithstanding the foregoing, in no event shall the Placement Agent’s indemnification obligation hereunder exceed the amount of the Placement Agent’s Fees actually received by it.

(c)           Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, claim, proceeding or investigation (“Action”), such indemnified party, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, will notify the indemnifying party of the commencement thereof, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 7 unless the indemnifying party has been substantially prejudiced by such omission.  The indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party, to assume the defense thereof subject to the provisions herein stated, with counsel reasonably satisfactory to such indemnified party.  The indemnified party will have the right to employ separate counsel in any such Action and to participate in the defense thereof, but the fees and expenses of such counsel will not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the Action with counsel reasonably satisfactory to the indemnified party; provided, however, that if the indemnified party shall be requested by the indemnifying party to participate in the defense thereof or shall have concluded in good faith and specifically notified the indemnifying party either that there may be specific defenses available to it which are different from or additional to those available to the indemnifying party or that such Action involves or could have a material adverse effect upon it with respect to matters beyond the scope of the indemnity agreements contained in this Agreement, then the counsel representing it, to the extent made necessary by such defenses, shall have the right to direct such defenses of such Action on its behalf and in such case the reasonable fees and expenses of such counsel in connection with any such participation or defenses shall be paid by the indemnifying party.  No settlement of any Action against an indemnified party will be made without the consent of the indemnifying party and the indemnified party, which consent shall not be unreasonably withheld or delayed in light of all factors of importance to such party and no indemnifying party shall be liable to indemnify any person for any settlement of any such claim effected without such indemnifying party’s consent.

8.             Contribution.  To provide for just and equitable contribution, if (i) an indemnified party makes a claim for indemnification pursuant to Section 7 hereof and it is finally determined, by a judgment, order or decree not subject to further appeal that such claims for indemnification may not be enforced, even though this Agreement expressly provides for indemnification in such case; or (ii) any indemnified or indemnifying party seeks contribution under the Act, the 1934 Act, or otherwise, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Placement Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses (or actions in respect thereof), as well as any other relevant equitable considerations.  The relative benefits received by the Company on the one hand and the Placement Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the Offering (before deducting expenses) received by the Company bear to the total commissions and fees received by the Placement Agent.  The relative fault, in the case of an untrue statement, alleged untrue statement, omission or alleged omission will be determined by, among other things, whether such statement, alleged statement, omission or alleged omission relates to information supplied by the Company or by the Placement Agent, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement, alleged statement, omission or alleged omission.  The Company and the Placement Agent agree that it would be unjust and inequitable if the respective obligations of the Company and the Placement Agent for contribution were determined by pro rata allocation of the aggregate losses, liabilities, claims, damages and expenses or by any other method or allocation that does not reflect the equitable considerations referred to in this Section 8.  No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.  For purposes of this Section 8, each person, if any, who controls the Placement Agent within the meaning of the Act will have the same rights to contribution as the Placement Agent, and each person, if any, who controls the Company within the meaning of the Act will have the same rights to contribution as the Company, subject in each case to the provisions of this Section 8.  Anything in this Section 8 to the contrary notwithstanding, no party will be liable for contribution with respect to the settlement of any claim or action effected without its written consent.  This Section 8 is intended to supersede, to the extent permitted by law, any right to contribution under the Act, the 1934 Act or otherwise available.

9.             Termination.

(a)           (I) The Offering may be terminated by the Placement Agent at any time prior to the expiration of the Offering Period in the event that (i) any of the representations or warranties of the Company contained herein shall have been false or misleading in any material respect when made or deemed made, (ii) the Company shall have failed to perform any of its material obligations hereunder, (iii) the Company shall have determined for any reason not to continue with the Offering or (iv) the Placement Agent shall determine in its sole discretion, reasonably exercised, that it is reasonably likely that any of the conditions to Closing set forth herein will not, or cannot, be satisfied.  In the event of any such termination occasioned by or arising out of or in connection with the matters set forth in clauses (i)-(iii) above, or occasioned by or arising out of or in connection with a matter set forth in clause (iv) above due to any material breach or failure hereunder on the part of the Company, the Placement Agent shall be entitled to receive, an amount equal to the sum of: (A) any Placement Agent’s Fees to which the Placement Agent is entitled pursuant to Section 3(d) hereof earned through the Termination Date, (B) an amount equal to three percent (3%) of the aggregate purchase price per Unit of all Units sold in the Offering (deeming, for this purpose, all Units offered as having been sold), less any amounts theretofore paid in respect of Placement Agent Expenses, and all unpaid Blue Sky Fees and other expenses set forth in Section 5(i) hereof and (C) all amounts that may become payable pursuant to Section 3(f) hereof.  If the Offering is not completed because the Placement Agent prevents its completion (except where the Placement Agent does so because of a material breach by the Company of a material covenant, representation or warranty contained herein or in the Memorandum which the Company fails to cure within ten (10) business days of receipt of written notice from the Placement Agent) or the Company terminates the Offering because of failure of the Commencement Date to occur within 10 days from the date hereof, the Placement Agent shall retain the $20,000 previously paid to the Placement Agent.  If the Company prevents completion of the Offering (except where the Company does so because of a material breach by the Placement Agent of a material covenant, representation or warranty contained herein which the Placement Agent fails to cure within ten (10) business days of receipt of written notice from the Company), the Company’s liability for the Placement Agent’s expenses shall be equal to 3% of the Maximum Amount to cover the Placement Agent’s expenses and efforts.  Notwithstanding the foregoing, in the event the Company completes one or more private offerings of its securities within one year after the Company prevents the completion of the Offering (except where the Company does so because of a material breach by the Placement Agent of a material covenant, representation or warranty contained herein which the Placement Agent fails to cure within ten (10) business days of receipt of written notice from the Company), the Company shall also pay the Placement Agent an investment banking fee equal to five percent (5%) of the total consideration received by the Company in connection with such sales of securities, up to a maximum fee of $100,000 except where the Company can demonstrate to the Placement Agent’s reasonable satisfaction that payment of such compensation would violate the rules of the NASD or any state or federal authority.  The Company shall not have any liability to the Placement Agent under the preceding sentence unless the Placement Agent obtains subscriptions for the Minimum Offering prior to expiration of the Offering Period.

(II)           This Offering may be terminated by the Placement Agent by notice to the Company at any time if, in the sole judgment of the Placement Agent, the Offering or the sale or the payment for or the delivery of the Units is rendered impracticable or inadvisable because (i) additional material governmental restrictions not in force and effect on the date hereof shall have been imposed upon trading in securities generally, or minimum or maximum prices shall have been generally established on the New York Stock Exchange, or trading in securities generally on such exchange shall have been suspended or a general banking moratorium shall have been established by federal or New York State authorities, (ii) a war, major hostilities, terrorist or similar activity, act of God or other calamity shall have occurred, (iii) of a material adverse change in the condition (financial or otherwise) of the Company, its business or business prospects or (iv) the Placement Agent, in its sole discretion, shall be dissatisfied with the results of its due diligence investigation.

(b)           This Offering may be terminated by the Company at any time prior to the Termination Date in the event that the Placement Agent shall have failed to perform any of its material obligations hereunder.  In the event of any termination by the Company pursuant to this paragraph, the Placement Agent shall be entitled to receive all amounts as may be due under any indemnity or contribution obligation provided herein or any other Transaction Document, at law or otherwise.

On such Termination Date, the Company shall pay all unpaid Blue Sky Fees and other expenses set forth in Section 5(i) hereof.

(c)           Upon any such termination, the Escrow Agent will, at the request of the Placement Agent, cause all money received in respect of subscriptions for Units not sold to be promptly returned to such subscribers without interest, penalty, expense or deduction.  Any interest earned thereon shall be applied first to the payment of amounts, if any, due to the Escrow Agent and next to the payment of any amounts payable to the Placement Agent hereunder which remain unpaid.

10.           Survival.

(a)           The obligations of the parties to pay any costs and expenses hereunder and to provide indemnification and contribution as provided herein shall survive any termination hereunder.

(b)           The respective indemnities, agreements, representations, warranties and other statements of the Company set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of, and regardless of any access to information by, the Company or the Placement Agent, or any of their officers or directors or any controlling person thereof, and will survive the sale of the Units.

11.           Notices.  All communications hereunder will be in writing and, except as otherwise expressly provided herein or after notice by one party to the other of a change of address, if sent to the Placement Agent, will be mailed, delivered or telefaxed and confirmed to Casimir Capital L.P., 100 Broadway, 11th Floor, New York, NY 10005, Attention: Matthew McGovern, Telefax number 212-798-1399, with a copy to Feldman Weinstein LLP, 420 Lexington Avenue, New York, New York 10170, Attention: David N. Feldman, Esq., Telefax number (212) 997-4242, and if sent to the Company, will be mailed, delivered or telefaxed and confirmed to MFIC Corporation, 30 Ossipee Road, Newton, MA  02464, Attention: Jack M. Swig, Esquire, Telefax number (617) 965-1213, with a copy to Jeffrey S. Stoler, Esq., Gadsby Hannah, LLP, 225 Franklin Street, Boston, MA  02110, Telefax number (617) 204-8011.

12.  APPLICABLE LAW, COSTS, ETC.  THIS AGREEMENT WILL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE.  ALL CONTROVERSIES, THAT ARISE BETWEEN THE PARTIES CONCERNING THIS AGREEMENT, SHALL BE EXCLUSIVELY DETERMINED BY ARBITRATION PURSUANT TO THE RULES THEN PERTAINING TO THE AMERICAN ARBITRATION ASSOCIATION (THE “AAA”) IN NEW YORK COUNTY, NEW YORK.  HEARINGS WITH REGARD TO SUCH DISPUTE SHALL BE HELD EXCLUSIVELY AT THE OFFICES OF THE AAA IN THE CITY OF NEW YORK AND JUDGMENT UPON ANY AWARD RENDERED PURSUANT THERETO MAY BE ENTERED IN ANY COURT OF COMPETENT JURISDICTION.  ANY DECISION RENDERED BY THE AAA SHALL BE FINAL AND BINDING. SERVICE OF PROCESS MAY BE MADE UPON THE COMPANY BY MAILING A COPY THEREOF TO IT, BY CERTIFIED OR REGISTERED MAIL, AT ITS

ADDRESS TO BE USED FOR THE GIVING OF NOTICES UNDER THIS AGREEMENT.  THE COMPANY AND THE PLACEMENT AGENT EACH HEREBY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.

13.  Confidentiality.  The Company hereby agrees to hold confidential the identities of the purchasers in the Offering and shall not disclose their names and addresses without the prior written consent of the Placement Agent, unless required by law.  The Company hereby consents to the granting of an injunction against it by any court of competent jurisdiction to enjoin it from violating the foregoing confidentiality provisions.  The Company hereby agrees that the Placement Agent will not have an adequate remedy at law in the event that the Company breaches these confidentiality provisions contained herein, and that the Placement Agent will suffer irreparable damage and injury as a result of any such breach.  Resort to such equitable relief shall not, however, be construed to be a waiver of any other rights or remedies which the Placement Agent may have.

14.  Miscellaneous.  No provision of this Agreement may be changed or terminated except by a writing signed by the party or parties to be charged therewith.  Unless expressly so provided, no party to this Agreement will be liable for the performance of any other party’s obligations hereunder.  Any party hereto may waive compliance by the other with any of the terms, provisions and conditions set forth herein; provided, however, that any such waiver shall be in writing specifically setting forth those provisions waived thereby.  No such waiver shall be deemed to constitute or imply waiver of any other term, provision or condition of this Agreement.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.  Except with respect to the use of selected dealers and sub-agents by the Placement Agent, neither party may assign this Agreement or any rights or obligations hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld.  This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute a single agreement.  If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

15.  Entire Agreement.  This Agreement together with any other agreement referred to herein contains the entire Agreement between the parties hereto and is intended to supersede all prior agreements between the parties with respect to the Units purchased hereunder and the subject matter hereof.

[SIGNATURE PAGE FOLLOWS]

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return this Agreement, whereupon it will become a binding agreement between the Company and the Placement Agent in accordance with its terms.

Very truly yours,

MFIC CORPORATION

By:
Name:
Title:

Accepted and agreed to this
day of , 2004.

CASIMIR CAPITAL L.P.

By:
Name:
Title:

EXHIBIT A

FORM OF LEGAL OPINION

The phrase “Transaction Documents,” whenever it is used in this letter, means (a) the Placement Agency Agreement dated as of                        , 2004 by and among MFIC Corporation (the “Company”) and Casimir Capital LP (the “Placement Agent”) (such agreement, the “Placement Agency Agreement”), (b) the Placement Agent Warrant dated as of                        , 2004, by and among the Company and the Placement Agent (the “Placement Agent Warrant”) and (c) the Subscription Agreement, dated as of                       , 2004, by and among the Company and each investor signatory thereto (such investors, the “Investors” and such agreement, the “Subscription Agreement”), and all other documents executed in connection with (a)-(c).  All capitalized terms used in this letter have the respective meanings set forth in the Placement Agency Agreement unless otherwise defined herein.

(i)            The Company has been organized as a corporation and is validly existing and in corporate good standing under the laws of the State of Delaware, has full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Memorandum and is duly qualified as a foreign corporation for the transaction of business and is in good standing in each jurisdiction where the conduct of its business makes such qualification necessary, except where the failure to so qualify would not have a material adverse effect upon the business (as currently conducted), financial condition or results of operation of the Company (a “Material Adverse Effect”).

(ii)           The Company has the full corporate power and authority to execute and deliver the Transaction Documents and all other agreements, documents and certificates contemplated thereby and to perform its obligations thereunder.  The execution, delivery and performance thereof and thereunder has been duly authorized by all necessary corporate action.  Each of the Transaction Documents has been duly executed and delivered on behalf of the Company, and constitutes legal, valid and binding obligations of the Company, enforceable against it in accordance with its terms except as such enforceability may be limited by public policy considerations, applicable bankruptcy, insolvency or laws affecting creditor’s rights or remedies and general principles of equity.

(iii)          The Company has an authorized and outstanding capital stock as set forth in the Memorandum.  The Units, the components thereof, Conversion Shares and the Agent’s Shares have been duly authorized, and when duly and validly delivered and paid for pursuant to the terms of the Transaction Documents will be validly issued, fully paid and nonassessable.  Except as set forth in the Confidential Private Placement Memorandum (the “Memorandum”), the issuance of the Units, the components thereof, Conversion Shares or the Agent’s Securities are not subject to statutory, or to our knowledge, contractual or other preemptive rights of any stockholder of the

Company.  The Units, the components thereof, Conversion Shares and the Agent’s Securities conform in all material respects to all statements in relation thereto contained in the Memorandum.  A sufficient number of authorized but unissued shares of Common Stock have been reserved for issuance upon conversion or exercise of the components of the Units and exercise of the Agent’s Warrants.

(iv)          None of the execution and delivery of, or performance by the Company under, any of the Transaction Documents or the consummation of the transactions therein contemplated, will conflict with or violate (a) any term of the charter or by-laws of the Company, (b) any statute, rule, regulation or ordinance applicable to the Company, or (c) any permit, judgment, decree, or order known to such counsel which is applicable to the Company or any of its assets, properties or businesses.

(v)           To our knowledge, none of the execution and delivery of, or performance by the Company under, any of the Transaction Documents or the consummation of the transactions therein contemplated, will conflict with or result in the creation or imposition of, any lien, charge or other encumbrance upon any of the properties or assets of the Company pursuant to the terms of any material indenture, mortgage, deed of trust, note, material license, agreement or other instrument known to such counsel to which the Company is a party or by which the Company may be bound or to which any of its assets, properties or businesses is or may be subject.

(vi)          To our knowledge, no consent, approval, authorization, order, registration or qualification of or with any court or regulatory, administrative or governmental agency, body or authority of the United States of America or any political subdivision thereof is required on behalf of the Company in connection with the issuance or sale of the Units or the Agent’s Warrants except for required filings with the United States Securities and Exchange Commission and applicable “Blue Sky” or state securities commissions relating specifically to the Offering.

(vii)         To our knowledge, except as set forth in the Memorandum, there are no legal or regulatory, administrative or governmental charges, actions, suits, proceedings, claims, hearings or investigations, before or by any court, governmental authority, or instrumentality pending or threatened against the Company, or involving its assets or properties or any of its officers or directors which, if determined adversely to the Company, could have a Material Adverse Effect on the Company or adversely affect any of the transactions contemplated by the Transaction Documents or the validity or enforceability thereof.

(viii)        To our knowledge, the Company is not in material violation or breach of: (i) its charter or by-laws, (ii) any material indenture, mortgage, deed of trust, note or other agreement or instrument to which the Company is a party or by which it is or may be bound or to which any of its assets, properties or businesses may be subject; or (iii) any judgment, decree or order applicable to the Company which violation or violations individually, or in the aggregate, might result in any Material Adverse Effect in the condition (financial or otherwise), or prospects of the Company.

(ix)           To our knowledge, the Company has obtained all authorizations, approvals, licenses,

permits, franchises and orders of and from all governmental officials and bodies to own or lease and operate its assets and properties (the “Authorizations”) and to conduct its business as currently conducted as described in the Memorandum; all of such Authorizations are to the best of our knowledge in full force and effect and there are, to the knowledge of such counsel no proceedings pending or threatened seeking to cancel or terminate such Authorizations.

(x)            We have participated in the preparation of the Memorandum and in conferences with officers and other representatives of the Company, at which such conferences the contents of the Memorandum and related matters were discussed, and based upon those conferences and upon such counsel’s participation in the preparation of the Memorandum, and any amendment or supplement thereto (other than the financial statements, including supporting schedules and other financial and statistical information derived therefrom), we are not specifically aware that the Memorandum contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein not misleading with respect to all material contracts of the Company filed as exhibits to the Company’s filings with the Securities and Exchange Commission.

(xi)           Based on a certificate from a duly authorized officer of the Company as to certain factual matters annexed hereto and assuming that the Units were sold only to “accredited investors” (as defined in Rule 501 of Regulation D) and the Placement Agent complied in all material respects with Regulation D and requirements of Section 4(2) that are applicable to it, (i) such sales were made in conformity in all material respects with the requirements of Sections 4(2) of the Act and Regulation D and (ii) the issuance of the Units in accordance with the Memorandum is exempt from registration under the Securities Act of 1933, as amended.